Fees Summary	Jul. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 24,420,171.95
Previously Paid Amount	0.00
Total Fee Amount	3,372.43
Total Offset Amount	0.00
Net Fee	$ 3,372.43